SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS' MAY 20, 1997 PROSPECTUS
   The following information replaces similar information found in the "Description of Underlying Fidelity Funds" section on pages 22-23:
       FIDELITY EUROPE FUND    is an equity fund that seeks growth of
capital over the long term by investing in securities of issuers that have their principal activities in Europe. FMR normally invests at least 65% of the fund's total assets in these securities.
   The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole. FMR will also consider such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
   The fund's performance is closely tied to economic and political conditions within Europe and the European Economic Area (formerly the Common Market). Some European countries, particularly those in eastern Europe, have less stable economies than those in western Europe. A majority of the European economies continue to be weak, and business and consumer confidence remains low. The movement of many eastern European countries toward market economies, and the movement toward a unified common market may significantly affect European economies and markets. Eastern European countries are considered emerging markets.
       FIDELITY JAPAN FUND    is an equity fund that seeks long-term
growth of capital by investing in securities of Japanese issuers. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in securities of other Southeast Asian issuers.
   Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and unsuccessful stimulus measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulus packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values of real estate.
       FIDELITY SOUTHEAST ASIA FUND    is an equity fund that seeks
capital appreciation by investing in securities of Southeast Asian issuers. FMR normally invests at least 65% of the fund's total assets in these securities. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. The fund may also invest in securities of other Asian and South Pacific issuers, but the fund does not anticipate investing in Japan.
   The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.
   Countries in Southeast Asia are in various stages of economic development - some are considered emerging markets - but each has unique risks. Most countries in Southeast Asia are heavily dependent on international trade. Some have prosperous economies, but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some countries in Southeast Asia have experienced rapid growth, although many have immature financial sectors, economic problems, or archaic legal systems. The return of Hong Kong to Chinese dominion will continue to affect all of Southeast Asia.
FIDELITY GOVERNMENT SECURITIES FUND seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and 12 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of September 30, 1997, the fund's dollar weighted average maturity was approximately 8.0 years.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. Under normal conditions, FMR will invest at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor yield is guaranteed by the U.S. Government.
   The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section, on page 39:
   For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.